SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2008

Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
CCH II, LLC
CCH II Capital Corp.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrants as specified in their charters)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-77499	43-1843179
333-77499-01	43-1843177
333-111423	03-0511293
333-111423-01	13-4257703
333-112593	86-1067239
333-112593-01	20-0259004
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrants' telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

     On October 15, 2008 Charter Communications, Inc., the indirect parent company of Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation, CCH II, LLC, CCH II Capital Corp., CCO Holdings, LLC and CCO Holdings Capital Corp., announced interim results and an amendment for the previously announced cash tender offer by its subsidiary, Charter Communications Holding Company, LLC (“Charter Holdco”), to purchase an amount of Notes (including accrued and unpaid interest) of Charter Communications Holdings, LLC not to exceed $100 million.   As of 5:00 p.m. Eastern Daylight Time (ET) on October 14, 2008, approximately $69 million of Notes having an Acceptance Priority Level of 1 were tendered.  No change was made to the Total Consideration or Tender Offer Consideration for any series of Notes having an Acceptance Level Priority of 1. The initial settlement date for Notes having an Acceptance Priority Level of 1 that were tendered prior to the Early Tender Time occurred on October 17, 2008.  Charter Holdco has decreased the Tender Offer Consideration and the Total Consideration for each series of Notes having an Acceptance Priority Level of 2 (the “Affected Notes”), validly tendered and accepted for purchase pursuant to the Offer.  The Early Tender Time for the Affected Notes has been extended until the Expiration Time, which is 5:00 p.m. ET, on Wednesday, October 29, 2008.

The press release dated October 15, 2008 announcing the interim results and the amendment of the tender offer is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed pursuant to Item 8.01:

Exhibit Number	Description

99.1
Press release dated October 15, 2008 announcing interim results and amendment of tender offer (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on October 17, 2008 (File No. 000-27927)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation, CCH II, LLC, CCH II Capital Corp., CCO Holdings, LLC, and CCO Holdings Capital Corp. have duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Charter Communications Holdings, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: October 17, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

Charter Communications Holdings Capital Corporation Registrant

Dated: October 17, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCH II, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: October 17, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCH II Capital Corp. Registrant

Dated: October 17, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCO Holdings, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: October 17, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCO Holdings Capital Corp. Registrant

Dated: October 17, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit Number	Description

99.1
Press release dated October 15, 2008 announcing interim results and amendment of tender offer (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on October 17, 2008 (File No. 000-27927)).